                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                 August 9, 2001
                                 --------------

                                rStar Corporation
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-27029              91-1836242
        --------                    -------              ----------
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                         Identification No.)



                        3000 Executive Parkway, Suite 150
                           San Ramon, California 94583
                           ---------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (925) 543-0300
                                 --------------
                         (Registrant's telephone number)

          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        rStar Corporation announced that, as it had been previously advised by the Nasdaq Stock Market, an additional issue was considered by the Nadsaq Hearing Panel at the Company's Qualification Hearing held on August 9, 2001. As required by Nasdaq Marketplace Rule 4815(b), the Company issued a press release announcing that, at the hearing, the Hearing Panel considered the view of the Nasdaq staff that, under Nasdaq Rules 4350(i)(1)(C)(i) and 4350(i)(1)(C)(ii), a vote of the Company's stockholders was necessary in connection with the Company's previously announced debt for equity swap with Spacenet Inc. At the time of the consummation of that transaction, stockholders owning a majority of the Company's common stock advised rStar that they were in favor of the transaction. However, the Company believed that no formal stockholder approval was required in connection with the debt for equity transaction.

        Additionally, as previously disclosed, the Hearing Panel also reviewed the Company's current failure to satisfy Nasdaq Marketplace Rule 4450(a)(5) that a listed company maintain a minimum bid price of at least $1.00 per share and Nasdaq Marketplace Rule 4450(a)(3) that a listed company maintain a minimum of $4,000,000 net tangible assets or $10,000,000 stockholder's equity. The Company expects to be advised of Nasdaq's determination regarding continued listing shortly. The Hearing Panel can determine that the Company's common stock should be immediately delisted from the Nasdaq Stock Market. If delisted, the Company expects to pursue other alternatives including seeking to have its shares quoted on the Over the Counter Bulletin Board.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



(c) Exhibits

Exhibit No.       Description
-----------       -----------
        99.1      Press Release, dated August 9, 2001, announcing additional issue considered by the Nasdaq Hearing Panel at the Company's
                  Qualification Hearing held on August 9, 2001.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 rStar Corporation



                                 By:     /s/  Lance Mortensen
                                    -------------------------------------------
                                         Lance Mortensen,
                                         President, Chief Executive Officer
                                         and Chairman of the Board of Directors





Date:  August 10, 2001



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
Exhibit No.    Description
-----------    -----------
       99.1      Press Release, dated August 9, 2001, announcing additional issue considered by the Nasdaq Hearing Panel at the Company's
                 Qualification Hearing held on August 9, 2001.


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